UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2014

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FROZEN FOOD GIFT GROUP, INC.
(Exact name of registrant as specified in its charter)

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Delaware	333-165406	27-1668227
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)

8844 Hillcrest Road, Kansas City, Missouri 64138
(Address of Principal Executive Office) (Zip Code)

816-767-8783
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 1, 2014, Jonathan Irwin, the former Chief Executive Officer of Frozen Food Gift Group, Inc. (the “Company”) filed a Form 4.  It has come to the attention of the Company that the Form 4 may have confused certain shareholders.  Pursuant to the Share Exchange Agreement signed on March 27, 2014, Jonathan Irwin agreed to retire 10,250,000 shares of Preferred B stock by returning these shares to the Company. At a 500:1 conversion ratio, this represents the return of 5,125,000,000 Common Shares to the Company.  Today’s Form 4 filing evidenced the return of Mr. Irwin’s shares to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FROZEN FOOD GIFT GROUP, INC.

Date: May 1, 2014	By:	/s/ TROY A. COVEY
Troy A. Covey President, Director and Principal Executive Officer